Supplement to the
Fidelity® Series Floating Rate High Income Fund
November 29, 2018
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the “Management Contract” section.

The following table provides information relating to other accounts managed by Mr. Nielsen as of November 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	6	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$16,428	$2,676	$1,484
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Series Floating Rate High Income Fund ($281 (in millions) assets managed).

As of November 30, 2018, the dollar range of shares of Fidelity® Series Floating Rate High Income Fund beneficially owned by Mr. Nielsen was none.

SFRB-19-01 1.9860493.102	January 24, 2019